(NON-U.S. AND NON-CANADIAN SUBSCRIBERS ONLY)

QUINT MEDIA INC.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(UNITS – US$0.20 PER UNIT)

INSTRUCTIONS TO PURCHASER

1.	All purchasers must complete all of the information in the boxes on page 2 and sign where indicated with an “X”.

2.	EMAIL the completed and signed copy of this subscription agreement to <>.

5.

DELIVER the subscription proceeds paid by certified cheque or bank draft to Quint Media Inc., <>. Attention: <>. The subscription proceeds may also be wired to Quint Media Inc. pursuant to wiring instructions that will be provided upon request.

QUINT MEDIA INC.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from Quint Media Inc. (the “Company”) that number of units of the Company (each, a “Unit”) set out below at a price of US$0.20 per Unit. Each Unit is comprised of one share of common stock of the Company (each, a “Share”) and one non-transferable common stock purchase warrant (each, a “Warrant”). Each Warrant shall entitle the holder thereof to acquire one share of common stock of the Company (each, a “Warrant Share”) at a price of US$0.50 per Warrant Share until 5:00 p.m. (Vancouver time) on the date of expiration of the Warrant, which is sixty (60) months following the Closing Date (as defined herein). The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units”.

Subscriber Information	Units to be Purchased
Number of Units: _______________________________
x US$0.20
(Name of Subscriber)	=

Aggregate Subscription Price: US$
X	(the “Subscription Amount”)
(Signature of Subscriber – if the Subscriber is an Individual)

X
(Signature of Authorized Signatory – if the Subscriber is not an Individual)	Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.
(Name and Title of Authorized Signatory – if the Subscriber is not an
Individual)
(Name of Disclosed Principal)
(SIN, SSN, or other Tax Identification Number of the Subscriber)

(Address of Disclosed Principal)
(Subscriber’s Address, including city and province or state of residence)

(SIN, SSN, or other Tax Identification Number of Disclosed Principal)
(Telephone Number) (Email Address)

Register the Shares and Warrants as set forth below:	Deliver the Shares and Warrants as set forth below:

(Name to Appear on Share and Warrant Certificate)	(Name)

(Address)
(Address, including Postal Code)

(Contact Name) (Telephone Number)

Number and kind of securities of the Company held, directly or	State whether the Subscriber or the Disclosed Principal is an insider of the
indirectly, or over which control or direction is exercised by the	Company:
Subscriber, if any:
Yes [ ] No [ ]

ACCEPTANCE: The Company hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

QUINT MEDIA INC.	_________________________, 2013

Per: ___________________________________________
Authorized Signatory

TERMS AND CONDITIONS OF SUBSCRIPTION FOR UNITS

1.                       Subscription

1.1                     On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase Units of the Company at a price of US$0.20 per Unit (such subscription and agreement to purchase being the “Subscription”), for the Subscription Amount, as set forth on page 2 of this subscription agreement (the “Agreement”), which is tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth in this Agreement.

1.2                     Each Unit will consist of one Share and one Warrant. The Warrants shall be non-transferable. Each Warrant shall entitle the holder thereof to purchase one Warrant Share, as presently constituted, for a period of sixty (60) months commencing from the Closing Date (as defined herein) at an exercise price of US$0.50 per Warrant Share. The Units, Shares, Warrants and Warrant Shares are referred to herein as the “Securities”.

1.3                     The Company hereby agrees to sell the Units to the Subscriber on the basis of the representations and warranties and subject to the terms and conditions set forth in this Agreement. Subject to the terms of this Agreement, this Agreement will be effective upon its acceptance by the Company.

1.4                     The Subscriber acknowledges that the Units have been offered as part of an offer by the Company of up to 2,500,000 Units at a price of US$0.20 per Unit, or such other number or price of securities as may be determined by the board of directors of the Company in its sole discretion (the “Offering”).

1.5                     Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States.

2.                       Payment

2.1                     The Subscription Amount must accompany this Subscription and shall be paid by certified cheque or bank draft drawn on a bank in the United States reasonably acceptable to the Company, and made payable and delivered to the Company. Alternatively, the Subscription Amount may be wired to the Company or its lawyers pursuant to wiring instructions provided by the Company or its lawyers. If the funds are wired to the Company’s lawyers, the Subscriber authorizes such lawyers to immediately deliver the funds to the Company upon receipt of the funds from the Subscriber. The Subscriber authorizes the Company to treat the Subscription Amount as an interest free loan until the closing of the Offering (the “Closing”).

2.2                     The Subscriber acknowledges and agrees that this Agreement, the Subscription Amount and any other documents delivered in connection herewith will be held on behalf of the Company. In the event that this Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, the Subscription Amount (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth on page 2 of this Agreement.

3.                       Documents Required from Subscriber

3.1                     The Subscriber must complete, sign and return to the Company (via email to <>) an executed copy of this Agreement.

3.2                     The Subscriber shall complete, sign and return to the Company (via email to <>) as soon as possible, on request by the Company, any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities and applicable law.

3.3                     Both parties to this Agreement acknowledge and agree that Clark Wilson LLP has acted as counsel only to the Company and is not protecting the rights and interests of the Subscriber. The Subscriber acknowledges and agrees that the Company and Clark Wilson LLP have given the Subscriber the opportunity to seek, and have recommended that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Company and Clark Wilson LLP that the Subscriber has sought independent legal advice or waives such advice.

4.                       Conditions and Closing

4.1                     The Closing shall occur on a date to be determined by the Company in its sole discretion (the “Closing Date”). The Company may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber to this Agreement) to complete delivery of the Shares and the Warrants to such subscriber(s) against payment therefor at any time on or prior to the Closing Date.

4.2                     The Closing is conditional upon the issue and sale of the Units being exempt from the requirement to file a prospectus and the requirement to deliver an offering memorandum under applicable securities laws relating to the sale of the Units, or the Company having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum.

4.3                     The Subscriber acknowledges that the certificates representing the Shares and the Warrants will be available for delivery upon Closing provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Company has accepted this Agreement.

5.                       Acknowledgements and Agreements of Subscriber

5.1                     The Subscriber acknowledges and agrees that:

(a)

none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(b)	the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities laws;

(c)

the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state, provincial and foreign securities laws;

(d)

the statutory and regulatory basis for the exemption claimed for the sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable securities laws;

(e)

the decision to acquire the Securities will not be based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision will be based entirely upon a review of any public information (the “Public Record”) which has been filed by the Company with the United States Securities and Exchange Commission (the “SEC”);

(f)

the Company may complete additional financings in the future in order to develop the business of the Company and fund its ongoing development, and such future financings may have a dilutive effect on the Subscriber but there is no assurance that such financing will be available, on reasonable terms or at all, and if not available, the Company may be unable to fund its ongoing development;

(g)	there are risks associated with an investment in the Securities;

(h)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(i)

a portion of the Offering may be sold pursuant to an agreement between the Company and one or more agent or agents registered in accordance with applicable securities laws, in which case the Company will pay a fee and/or compensation securities on commercially reasonable terms. In addition, a finder’s fee may be payable by the Company to finders who introduce purchasers to the Company if such persons’ subscription agreements are accepted by the Company;

(j)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(k)

all of the information which the Subscriber has provided to the Company is correct and complete as of the date this Agreement is signed, and if there should be any change in such information prior to this Agreement being executed by the Company, the Subscriber will immediately provide the Company with such information;

(l)

the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement, and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement;

(m)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(n)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

	(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

	(ii)	applicable resale restrictions;

(o)

the Company will refuse to register the transfer of any of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable securities laws;

(p)

the Subscriber consents to the placement of a legend or legends on any certificate or other document evidencing any of the Securities setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement, with such legend(s) to be substantially as follows:

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

(q)

the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus to issue the Securities and, as a consequence of acquiring the Securities pursuant to such exemption, certain protections, rights and remedies provided by the applicable securities laws including statutory rights of rescission or damages, will not be available to the Subscriber;

(r)	no securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;

(s)	there is no government or other insurance covering any of the Securities;

(t)	by execution hereof, the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Securities pursuant to this Agreement; and

(u)

this Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any Subscription for any reason whatsoever.

6.                       Representations, Warranties and Covenants of the Subscriber

6.1                     The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber is not resident in the United States or Canada and:

(i)

the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Securities,

(ii)

the Subscriber is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)

the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Securities,

	(iv)	the purchase of the Securies by the Subscriber does not trigger:

		A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

		B.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

(v)

the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(b)

the Subscriber is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S (the definition of which includes, but is not limited to, an individual resident in the United States and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States);

(c)

the Subscriber shall not engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable securities laws;

(d)

the Subscriber is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(e)

the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of the Securities pursuant to registration thereof under the 1933 Act and any applicable securities laws or under an exemption from such registration requirements;

(f)

the Subscriber is outside the United States when receiving and executing this Agreement and is acquiring the Securities as principal for the Subscriber’s own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Securities;

(g)

the sale of the Securities to the Subscriber as contemplated by the delivery of this Agreement, the acceptance of it by the Company and the issuance of the Securities to the Subscriber complies with all applicable laws of the Subscriber’s jurisdiction of residence or domicile and will not cause the Company to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws;

(h)

the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(i)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(j)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(k)	the Subscriber has received and carefully read this Agreement;

(l)

the Subscriber is aware that an investment in the Company is speculative and involves certain risks (including those risks disclosed in the Public Record), including the possible loss of the entire investment;

(m)

the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in any way whatsoever for the Subscriber’s decision to invest in the Securities and the Company;

(n)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(o)

the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) can afford the complete loss of this investment;

(p)

the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(q)	the Subscriber is not an underwriter of, or dealer in, the Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(r)

the Subscriber understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities. The Company gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax law of the Subscriber’s acquisition or disposition of the Securities;

(s)

the Subscriber has a pre-existing, substantive relationship with the Company (or a person acting on its behalf) that is sufficient to enable the Company (or a person acting on its behalf) to be aware of the Subscriber’s financial circumstances or sophistication. This substantive relationship with the Company (or a person acting on its behalf) through which the Subscriber is subscribing the Securities predates the contact between the Company (or a person acting on its behalf) and the Subscriber regarding an investment in the Securities;

(t)

the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(u)	no person has made to the Subscriber any written or oral representations:

	(i)	that any person will resell or repurchase any of the Securities,

	(ii)	that any person will refund the purchase price of any of the Securities, or

	(iii)	as to the future price or value of any of the Securities, or

(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities on any stock exchange or automated dealer quotation system, except that certain market makers make market in the Company’s shares of common stock on the OTCQB operated by the OTC Markets Group, and

(v)

the Subscriber acknowledges and agrees that the Company shall not consider the Subscriber’s Subscription for acceptance unless the Subscriber provides to the Company, along with an executed copy of this Agreement, such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber’s qualification as a qualified investor.

6.2                     In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of this Agreement includes any person in the United States.

7.                       Representations and Warranties will be Relied Upon by the Company

7.1                     The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable securities laws, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable securities laws. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares and Warrants on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

8.                       Use of Proceeds

8.1                     The Company covenants and agrees that it will use the proceeds from the sale of the Securities for working capital and general corporate purposes.

9.                       Resale Restrictions

9.1                     The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in or required by the securities laws applicable to the Subscriber or proposed transferee.

9.2                     The Subscriber acknowledges that the Securities may be subject to an indefinite “hold period” under the applicable securities laws and that the Subscriber will not be able to resell the Securities until expiration of the applicable “hold period” except in accordance with limited exemptions under applicable securities laws.

10.                     Legending and Registration of Subject Securities

10.1                   The Subscriber hereby acknowledges that a legend may be placed on the certificates representing the Securities to the effect that the securities represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities laws.

10.2                   The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

11.                     Waiver

11.1                   The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

12.                     Collection of Personal Information

12.1                   The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering. The Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company’s registrar and transfer agent, (c) tax authorities and any other governmental authorities and (d) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Agreement, the Subscriber is deemed to be consenting to the collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes, and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Units as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

13.                     Costs

13.1                   The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Units shall be borne by the Subscriber.

14.                     Execution of Subscription Agreement

14.1                   The Company shall be entitled to rely on delivery by facsimile machine or e-mail of an executed copy of this Agreement, and acceptance by the Company of such facsimile or e-mail copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof. If less than a complete copy of this Agreement is delivered to the Company at Closing, the Company and its counsel are entitled to assume that the Subscriber accepts and agrees to all of the terms and conditions of the pages not delivered at Closing unaltered. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Agreement.

14.2                   The Subscriber hereby authorizes the Company to correct any minor errors in, or complete any minor information missing from any part of this Agreement and any other acknowledgements, provisions, forms, certificates or documents executed by the Subscriber and delivered to the Company in connection with the Subscription.

15.                     Beneficial Subscribers

15.1                   Whether or not explicitly stated in this Agreement, any acknowledgement, representation, warranty, covenant or agreement made by the Subscriber in this Subscription Agreement, including the exhibits hereto, will be treated as if made by the disclosed beneficial subscriber, if any.

16.                     Governing Law

16.1                   This Agreement is governed by the laws of the State of Nevada and the federal laws of the United States applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the State of Florida.

17.                     Survival

17.1                   This Agreement, including, without limitation, the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Units by the Subscriber pursuant hereto.

18.                     Assignment

18.1                   This Agreement is not transferable or assignable.

19.                     Severability

19.1                   The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

20.                     Entire Agreement

20.1                   Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

21.                     Notices

21.1                   All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address of the Subscriber set forth on page 2 of this Agreement and notices to the Company shall be directed to it at Quint Media Inc., <>. Attention: <>.

22.                     Counterparts and Electronic Means

22.1                   This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.